SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
         the Securities Exchange Act of 1934 (Amendment No.         )

               Filed by the Registrant [X]

               Filed by a Party other than the Registrant [ ]

               Check the appropriate box:
               [ ]  Preliminary Proxy Statement
               [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
               [X]  Definitive Proxy Statement
               [ ]  Definitive Additional Materials
               [ ] Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                               CARRINGTON LABORATORIES, INC.
                   (Name of Registrant as Specified in its Charter)

               (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

               [X]  No fee required.

               [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2)     Aggregate number of securities to which
                         transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                  4)     Proposed maximum aggregate value of
                         transaction:
                  5)     Total fee paid:

               [ ]  Fee paid previously with preliminary materials.

               [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)     Amount Previously Paid:
                  2)     Form, Schedule or Registration Statement No.:
                  3)     Filing Party:
                  4)     Date Filed:

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 20, 1999



                  NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 20, 1999, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

             (1) To elect one person to serve as a director of the Company for a term expiring at the annual meeting of shareholders in 2002;

             (2) To approve the appointment of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 1999; and

             (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

             Only shareholders of record at the close of business on April 2, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 1998 and financial statements for the fiscal year ended December 31, 1998 are contained in the accompanying 1998 Annual Report.

             You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                      By Order of the Board of Directors


                                      George DeMott
                                      Chairman of the Board


  Irving, Texas
  April 16, 1999

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (214) 518-1300


                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 20, 1999


             This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 20, 1999. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person.

             The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 16, 1999.

                          OUTSTANDING CAPITAL STOCK

             The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is April 2, 1999 (the "Record Date"). At the close of business on the Record Date, the Company had 9,357,564 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.

                      ACTION TO BE TAKEN AT THE MEETING

             Shares represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the person named as nominee under the caption "Election of Directors" as a director of the Company,
  (ii) for the approval of the appointment by the Company's Board of Directors of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999, and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

             Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration.

                              QUORUM AND VOTING

             The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.

                            PRINCIPAL SHAREHOLDERS

             The following table sets forth certain information as of March 31, 1999, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.
                                            Shares of
                                          Common Stock
  Beneficial Owner                     Beneficially Owned  Percent of Class
  ----------------                     ------------------  ----------------
  Thomas J. Marquez                          827,440(1)         8.8%
     c/o Carrington Laboratories, Inc.
     2001 Walnut Hill Lane
     Irving, Texas  75038

  John C. Oxley                              597,500(2)         6.2%
     One West 3rd Street
     Williams Center Tower I
     Suite 1300
     Tulsa, Oklahoma  74103

  Thomas E. Oxley                            597,500(2)         6.2%
     One West 3rd Street
     Williams Center Tower I
     Suite 1305
     Tulsa, Oklahoma  74103

  Charles C. Killin                          597,500(2)         6.2%
     15 East 5th Street
     Suite 2400
     Tulsa, Oklahoma  74103

  (1)        Includes  39,300  shares  held  in  a trust controlled by Mr.
             Marquez and 40,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.
  (2)        Based  on Amendment No. 1 dated March 22, 1999 to a report on
             Schedule 13D dated February 24, 1997 filed by Charles C. Killin with the Securities and Exchange Commission. John C. Oxley, Thomas E. Oxley and Charles C. Killin share voting and dispositive powers with respect to, and disclaim beneficial ownership of, 597,500 shares of the Company's Common Stock held by them as Co-Executors of the Estate of John T. Oxley, and each of them may be deemed to have beneficial ownership of such 597,500 shares.

             The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.


               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

             With regard to the election of directors, votes may be cast in favor of or withheld from the nominee. The nominee who receives a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as a director of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

             The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter at a meeting at which a quorum is present. Abstentions may be specified on all proposals except the election of directors. Under applicable law and the Company's Bylaws, abstentions and shares represented by broker non-votes or other limited proxies for a particular proposal will be counted as present for purposes of determining the existence of a quorum at the meeting but will be excluded entirely from the voting tabulation for that proposal. Therefore, abstentions, broker non-votes and other limited proxies will have no effect on the outcome of the proposal to approve the appointment of independent public accountants.

             All duly submitted and unrevoked proxies will be voted for the nominee selected by the Board of Directors, except where authorization to so vote is withheld. If the nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

                            ELECTION OF DIRECTORS

             The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be seven.

             At the meeting, one director will be elected, and one Board position will be vacant after the meeting. James T. O'Brien, who has been a director since June 1992 and whose term expires at the 1999 annual meeting, will not stand for re-election and will resign as a director effective as of the time of the annual meeting. The Board has not selected a nominee to replace Mr. O'Brien but is searching for a qualified candidate to fill his position at a later date. The Board has the power to fill the vacant position without any requirement for approval or ratification by the shareholders. However, if the Board fills the vacant position, the Board expects that such appointment will be presented to the shareholders for ratification at a subsequent annual meeting of shareholders.

             The Board of Directors has nominated R. Dale Bowerman for election as a director at the annual meeting, to serve a three-year term expiring in 2002. Mr. Bowerman is currently a director of the Company, with a term expiring at the 1999 annual meeting, and has consented to serve as a director if elected. All duly submitted and unrevoked proxies will be voted for Mr. Bowerman, except where authorization to vote for him is withheld. If Mr. Bowerman should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

             The other five directors of the Company have been elected to terms that do not expire at the 1999 annual meeting. George DeMott, Robert A. Fildes, Ph.D. and Carlton E. Turner, Ph.D., D.Sc. are currently serving terms expiring in 2000, and Selvi Vescovi and Thomas J. Marquez are currently serving terms expiring in 2001. Information about all seven directors of the Company, including the current nominee, is set forth in the following paragraphs.

             R. DALE BOWERMAN, 59, has served as a director of the Company since January 1991. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, L.L.C. from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system. Mr. Bowerman is also a director of Sunrise Technologies, Inc., a publicly traded company.

             GEORGE DEMOTT, 66, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

             ROBERT A. FILDES, Ph.D., 60, has served as a director of the Company since March 1991 and, on an independent contractor basis, as the Company's interim Executive Vice President, Research and Development since October 1, 1997. Since January 1998 he has served as president of SB2 Inc., a biopharmaceutical company, and from June 1998 to December 1998 he served as Chief Executive Officer of Atlantic Pharmaceuticals, a biopharmaceutical company. From February 1993 to August 1997, he was Chairman of the Board and Chief Executive Officer of Scotgen Biopharmaceuticals, Inc., a biotechnology company. From August 1990 to January 1993, he was an independent business consultant in the pharmaceutical industry. Dr. Fildes was President and Chief Executive Officer of Cetus Corporation, a biopharmaceutical company, from 1982 to 1990. From 1980 to 1982, he was President of Biogen, Inc., the United States subsidiary of Biogen, N.V., Geneva, Switzerland. Prior to joining Biogen, Dr. Fildes was Vice President of Operations for the Industrial Division of Bristol-Myers Company. Dr. Fildes is also a director of the following biopharmaceutical companies: La Jolla Pharmaceutical Co. and Atlantic Pharmaceuticals, each a publicly traded company; and Cytovax Biotechnologies and SB2 Inc., each a private company.

             THOMAS J. MARQUEZ, 61, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

             CARLTON E. TURNER, Ph.D., D.Sc., 58, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy.

             SELVI VESCOVI, 68, has served as a director of the Company since May 1989. Mr. Vescovi served as Chairman of the Board from May 1990 to April 1995. In addition, Mr. Vescovi served as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. He was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the

  College  of  Business  Administration of the University of South Carolina
  from  1988  to  1994.    Mr.  Vescovi  is  also  a  director  of  Centaur
  Pharmaceutical, Inc., a private company.

             JAMES T. O'BRIEN, 60, has served as a director of the Company since June 1992. Since September 1996, Mr. O'Brien has been President and Chief Executive Officer of O'Brien Marketing and Communications. In addition, Mr. O'Brien has been Chairman of the Board of Access
  Corporation, a designer of human resources software, since September 1991. Mr. O'Brien was President and Chief Operating Officer of Elan Corporation, PLC, a pharmaceutical company, from 1989 to 1991. From 1986 to 1989, he was President and Chief Executive Officer of O'Brien Pharmaceuticals, Inc. From 1980 to 1986, Mr. O'Brien held various positions with Revlon Health Care Group, including President of USV Laboratories and Armour Pharmaceutical Company. Mr. O'Brien is also a director of Palatin Technologies, Inc., a publicly traded company; and of Cydex, Inc., a private drug development company.

             The  business  and  affairs of the Company are managed by  the
  Board of Directors, which exercises all corporate powers and establishes corporate policies. The Board has established an Executive Committee which may exercise all (except in certain cases) the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. The Board has established an Audit Committee for the purposes of reviewing the results and scope of, and the fees for, the annual audit, reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors, and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are Robert A. Fildes (Chairman), James T. O'Brien and R. Dale Bowerman. The Board does not have a standing nominating committee. The Compensation and Stock Option Committee serves as a compensation committee and makes recommendations to the Board with respect to compensation of executive officers of the Company. The current members of the Compensation and Stock Option Committee are James
  T. O'Brien (Chairman), George DeMott and Selvi Vescovi. During fiscal 1998, the Board of Directors held eight meetings, the Executive Committee held six meetings, the Audit Committee held three meetings, and the Compensation and Stock Option Committee held one meeting. All incumbent directors attended at least 75% of the meetings held by the Board and the committees on which they served during 1998.


                              EXECUTIVE OFFICERS

             The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., Robert W. Schnitzius and Robert
  A. Fildes, Ph.D. Biographical information for Dr. Turner and Dr. Fildes is set forth under "Election of Directors" above.

             Kenneth  (Bill)  M.  Yates,  D.V.M.,  48,  was  appointed Vice
  President of Research and Development in January 1999. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He has served in various capacities for the Company in Research and Development during the last nine years, including Product Development Coordinator for Wound Care, and his activities have included a significant role in the completion of a successful preclinical safety program for Aliminase[TM]. Since 1992, Dr. Yates has served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

             Robert W. Schnitzius, 41, has been Chief Financial Officer and Treasurer of the Company since November 1997 and Secretary of the Company since May 1998. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, also a subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, an engineering testing laboratory.

                 All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office.


             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                       SECURITY OWNERSHIP OF MANAGEMENT

             The  following  table  sets  forth, as of March 31, 1999,  the beneficial ownership of Common Stock of the Company by each director of the Company, each named executive officer listed in the Summary Compensation Table included elsewhere in this Proxy Statement and all directors and executive officers as a group. Except as otherwise indicated, each person named in the table below has sole voting and investment power with respect to all shares indicated as being beneficially owned by him.

                                                Common Stock
                                             Beneficially Owned
                                             ------------------
                                             Number        Percent
  Name                                     of Shares       of Class
  ----                                     ---------       --------
  Directors
  R. Dale Bowerman                         48,500   (1)      *
  George DeMott                            15,000   (2)      *
  Robert A. Fildes, Ph.D.                  22,500   (3)      *
  Thomas J. Marquez                       827,440   (4)     8.8%
  James T. O'Brien                         15,500   (5)      *
  Carlton E. Turner, Ph.D., D.Sc.          97,210   (6)     1.0%
  Selvi Vescovi                            21,000   (7)      *

  Named Executive Officers (excluding
    any director named above) and Group
  Robert W. Schnitzius                     19,500   (8)      *
  Kenneth M. Yates, D.V.M.                 24,975   (9)      *
  Christopher S. Record                     5,990  (10)      *
  V. Kirkland Meares                       33,321  (11)      *
  All current directors and executive
  officers as a group (9 persons)       1,091,625  (12)    11.4%


  *  Less than one percent.
  (1) Includes 12,500 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 1999.

  (2) Includes 10,000 shares that Mr. DeMott has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (3) Includes 12,500 shares that Dr. Fildes has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (4)        Includes  39,300  shares  held  in  a trust controlled by Mr.
             Marquez and 40,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (5) Includes 12,500 shares that Mr. O'Brien has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (6) Includes 53,406 shares that Dr. Turner has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (7) Includes 12,500 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (8) Includes 17,500 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (9) Includes 21,233 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 31, 1999.

  (10) Mr. Record resigned as an executive officer of the Company effective April 30, 1998, but continued in the employ of the Company until February 14, 1999. Beneficial ownership shown for Mr. Record is as of February 14, 1999, the most recent date for which the Company has such information.

  (11) Mr. Meares resigned as an executive officer of the Company effective December 31, 1998. Includes 22,250 shares that Mr. Meares has the right to acquire pursuant to options that are presently exercisable.

  (12) Includes 192,239 shares that current directors and executive officers have the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 1999.


          APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

             The Company's Board of Directors has appointed the accounting firm of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999. Shareholders will be asked to approve the appointment of Ernst & Young LLP at the annual meeting. If the appointment is not approved by the holders of a majority of the shares of Common Stock present or represented and voted for or against such approval at the meeting, the Board will reconsider its appointment of independent public accountants of the Company. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions addressed to them.

             Arthur Andersen LLP served as the Company's independent public accountants for the fiscal year ended December 31, 1996 and resigned on March 19, 1997. The appointment of Ernst & Young, LLP, effective March 19, 1997, was made on the recommendation of the Board's Audit Committee and was approved by the shareholders of the Company at the 1997 annual meeting.

             During the Company's fiscal year ended December 31, 1996, and from January 1 through March 18, 1997, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the "Exchange Act"). The reports of Arthur Andersen LLP and Ernst & Young LLP on the Company's financial statements for the fiscal years ended December 31, 1996 and 1997, respectively, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. A copy of a letter from Arthur Andersen LLP to the Securities and Exchange Commission (the "SEC") confirming its agreement with the facts stated with respect to it in the preceding portion of this paragraph was filed as Exhibit 16.1 to the Form 10-K/A amendment to the Company's Form 10-K Annual Report for the year ended December 31, 1996, which amendment was filed with the SEC on April 7, 1997.

             The Company's Board of Directors recommends that shareholders vote FOR the approval of the appointment of Ernst & Young LLP as the Company's independent public accountants for fiscal 1999.


                            EXECUTIVE COMPENSATION

             The report of the Compensation and Stock Option Committee of the Board of Directors set forth below and the information under the heading "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules, other than those rules requiring disclosure herein, or to the liability of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Exchange Act.

  Compensation Committee Interlocks and Insider Participation

             The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). During 1998, the Committee was composed of James T. O'Brien, Chairman, George DeMott and Selvi Vescovi. All of the persons who served on the Committee during 1998 were and still are outside directors of the Company. Mr. Vescovi served as interim President and Chief Executive Officer of the Company in March and April 1995.

  Report of the Compensation Committee

             The following is a report submitted by the members of the Committee, addressing the Company's compensation policy as it related to the named executive officers, including the President and Chief Executive Officer (the "CEO"), for fiscal 1998.

             Compensation Philosophy

             The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are competitive with companies of comparable size in the pharmaceutical industry.

             In applying this philosophy, the Committee has established a program to accomplish the following objectives:

             * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company;

             * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels; and

             * reward executives for long-term strategic management and the enhancement of shareholder value by providing equity ownership in the Company.

             Through  these   objectives,  the   Company   integrates   its
  executive compensation program with its annual and long-term strategic planning.

             Against the foregoing background, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

             Fiscal 1998 Compensation

             For fiscal 1998, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus payable in cash and stock, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Executive Committee of the Board of Directors in collaboration with the Committee.

             The Committee determined that current salary levels for key Company executives are competitive within the industry and basically rank in the average range.

             Bonuses   are  granted  to  executives  based  upon   criteria
  established by the Company's 1995 Management Compensation Plan (the "Compensation Plan") adopted by the Company's Board of Directors and approved by its shareholders in 1995. Under the Compensation Plan, executives of the Company are eligible to receive incentive compensation in the form of annual bonuses payable 50% in cash and 50% in Common Stock of the Company. An executive's bonus under the Compensation Plan consists of a target bonus multiplied by a performance component. The target bonus is a specified percentage of the executive's base salary, with the percentage being dependent on the executive's position grade. The maximum target bonus for the highest position grade is currently 35% of the executive's base salary. The performance component is a percentage rate measuring results achieved in comparison to the Company's Annual Operating Budget. Performance is judged on the basis of three scenarios: (i) sales at Annual Operation Budget; (ii) profit at Annual Operating Budget; and (iii) achievement of remaining bonus criteria and individual goals as established by the Committee. These goals are designed to achieve the Company's short-term and long-term objectives. Following determination by the Committee of the amounts of bonus payable, if any, to executives, 50% of the bonus is paid in cash and 50% is paid in shares of the Company's Common Stock. The number of shares is determined by dividing 50% of the total bonus by the fair market value of the Common Stock on the date of certification of payment of the bonus by the Committee.

             No incentive bonuses were paid to executive officers in 1998 based upon the Compensation Plan criteria set forth above. Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized a bonus of $9,800 to be paid to Kenneth M. Yates for 1998 based on the performance of the operations under his responsibility.

             Stock Option Grants

             The Committee has discretion to grant stock options to executive officers under the Company's 1995 Stock Option Plan. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate.

             The Compensation Committee grants stock options with the goals of providing compensation and incentive to work toward the long-term success of the Company. In January 1998, in an effort to provide outstanding stock options previously awarded in accordance with the Company's 1995 Stock Option Plan with the incentive and compensatory value they were intended to have, the Compensation Committee authorized the Company's offer to employees of the Company to replace outstanding options with new options having an exercise price more closely approximating the market price. Employees, including executive officers, were given the opportunity to surrender, on an option-by-option basis, either their entire outstanding option or the portion thereof that was not vested. Employees who accepted the exchange offer surrendered their old options for cancellation and on January 30, 1998 were granted new options, each with an exercise price per share of $4.8125 and a term of 10 years from the date of grant, exercisable at the rate of 25% per year during each of the second through fifth years of its term. See the table included under "Executive Compensation Ten Year Option/SAR Repricings" for further information on the option repricing.

             Each of the 1998 option awards to executive officers of the Company was made in accordance with the Company's 1995 Stock Option Plan. In an effort to provide compensation packages competitive with similar companies, certain options granted to executive officers in December 1998 are immediately exercisable with respect to one-half of the underlying shares, with the other one-half becoming exercisable in equal installments over three years beginning one year after the date of grant.

             CEO Compensation

             Carlton E. Turner, Ph.D., D.Sc., was promoted to President and Chief Executive Officer of the Company as of April 26, 1995. Dr. Turner's 1998 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size.

             In  January  1998,  Dr.  Turner  was granted stock options  to purchase an aggregate of 138,125 shares of Common Stock in replacement of previously granted stock options pursuant to the Company's exchange offer discussed above. See "Executive Compensation Ten Year Option/SAR Repricings."

             In December 1998, the Committee granted Dr. Turner an incentive stock option to purchase 30,000 shares of Common Stock pursuant to the Company's 1995 Stock Option Plan. This option becomes exercisable with respect to one-third of the underlying shares in each year in the three-year period beginning one year after the date of grant. This award was made based on the Committee's evaluation of Dr. Turner's overall performance.

             Summary

             The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are awarded commensurately. The Committee believes that compensation levels during fiscal 1998 adequately reflected the Company's compensation goals and policies.

             Dated: April 12, 1999

                        By the Members of the Committee:


                        James T. O'Brien, Chairman
                        George DeMott
                        Selvi Vescovi



             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  EXECUTIVE COMPENSATION TABLES

             The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000 (collectively, the "named executive officers") for the years indicated.


                                                Table 1

                                     Summary Compensation Table

                                                                       Long-Term
                                                                      Compensation
                                                                      ------------
                                      Annual Compensation                Awards
                            ------------------------------------------------------
                                                           Other      Securities
                                                           Annual     Underlying     All Other
 Name and                   Fiscal                         Compen-    Options (No.    Compen-
 Principal Position          Year    Salary    Bonus(1)    sation     of Shares)      sation
 ------------------          ----    ------    --------    ------     ----------      ------
 Carlton E. Turner, Ph.D.,   1998   $225,000       --        --        138,125(3)       --
 D.Sc., President and                                                   30,000
 Chief Executive Officer     1997   $225,000    $10,000      --         40,000          --
 (2)                         1996   $225,000       --        --         40,000          --

 Robert W. Schnitzius,       1998   $120,000       --        --         30,000(3)       --
       Chief Financial                                                  20,000
       Officer (4)           1997   $ 11,538       --        --         30,000          --
                             1996       --         --        --           --            --

 Kenneth M. Yates, D.V.M.,   1998   $108,700     $9,800      --         44,930(3)       --
       Vice President,       1997   $ 98,491       --        --         33,000          --
       Research &            1996   $ 88,000       --        --           --            --
       Development(5)

 Christopher S. Record,      1998   $121,687       --        --         47,500(3)       --
       former Vice           1997   $150,000       --        --         10,000          --
       President, Business   1996   $150,000       --        --           --            --
       Development (6)

 V. Kirkland Meares,         1998   $155,000       --        --         45,000(3)   $283,210 (8)
       former Vice                                                      20,000
       President, Sales      1997   $150,000     $5,000      --         15,000      $324,699 (8)
       and Marketing (7)     1996   $150,000       --        --         30,000      $372,907 (9)


  (1) Each bonus for 1998 and 1997 was paid in cash. No bonuses were paid for 1996.

  (2) Dr. Turner was promoted to President and Chief Executive Officer of the Company in April 1995. Dr. Turner was first elected as an executive officer of the Company in January 1994.

  (3) Represents options granted in exchange for the surrender of previously granted options covering an equal number of shares. Each new option has an exercise price of $4.8125 per share. See "Executive Compensation Ten Year Option/SAR Repricings."

  (4) Mr. Schnitzius was first elected as an executive officer of the Company on November 17, 1997.

  (5) Dr. Yates was first elected as an executive officer of the Company on January 14, 1999.

  (6) Mr. Record resigned as an executive officer of the Company effective April 30, 1998, but continued in the employ of the Company until February 14, 1999. Approximately $61,500 of the 1998 salary amount shown for Mr. Record represents salary paid during his service as an executive officer of the Company.

  (7) Mr. Meares resigned as an executive officer of the Company effective December 31, 1998.

  (8) Consists of commissions paid by the Company to Meares Medical Sales Associates, a business wholly owned by Mr. Meares that serves as an independent manufacturer's representative for the Company. See "Certain Transactions."

  (9)        Consists  of  $6,000 of relocation expenses reimbursed to Mr.
             Meares by the Company, plus $366,907 of commissions paid by the Company to Meares Medical Sales Associates, a business wholly owned by Mr. Meares that serves as an independent manufacturer's representative for the Company. See "Certain Transactions."

          The following table sets forth certain information relating to options granted under the Company's 1995 Stock Option Plan to the named executive officers in fiscal year 1998.


                                   Table 2

                          Options Granted During Year Ended December 31, 1998

                                                                                  Potential
                                                                             Realizable Value at
                                                                             Assumed Annual Rates
                                                                                of Stock Price
                                                                                 Appreciation
                                     Individual Grants                       for Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of
                        Securities    % of Total
                        Underlying      Options     Exercise
                          Options     Granted to     Price
                          Granted    Employees in     Per      Expiration
         Name        (No. of Shares)  Fiscal Year    Share        Date         5%          10%
         ----         -------------   -----------    -----        ----        ----        -----
 Carlton E. Turner,    138,125(2)       10.3%      $  4.8125     01/30/08    418,043   1,059,403
 Ph.D.,  D.Sc.          30,000 (3)       2.2%      $  2.5000     12/22/08     47,167     119,531

 Robert W. Schnitzius   30,000 (2)       2.2%      $  4.8125     01/30/08     90,797     230,097
                        20,000 (4)       1.5%      $  2.5000     12/22/08     31,445      79,687

 Kenneth M. Yates       44,930 (2)       3.3%      $  4.8125     01/30/08    135,983     344,608
                        20,000 (4)       1.5%      $  2.5000     12/22/08     31,445      79,687

 Christopher S. Record  47,500 (2)       3.5%      $  4.8125     01/30/08    143,761     364,320

 V. Kirkland Meares     45,000 (2)       3.3%      $  4.8125     01/30/08     45,398     115,048
                        20,000 (4)       1.5%      $  2.5000     12/22/08     31,445      79,687

  (1) The assumed five percent and ten percent rates of stock price appreciation are specified by the SEC's proxy rules and do not reflect expected actual appreciation. The amounts shown represent the assumed values of the stock options (less the exercise prices) at the end of the ten-year periods beginning on the dates of grant and ending on the option expiration dates.

  (2) Pursuant to an option exchange offer made to employees in January 1998, stock options covering these shares were granted in exchange for the surrender of previously granted options covering an equal number of shares. Each new option has an exercise price of $4.8125 per share and an expiration date of January 30, 2008 and becomes exercisable with respect to one-fourth of the shares covered thereby in each year in the four-year period beginning one year after the date of grant. See "Executive Compensation Ten Year Option/SAR Repricings."

  (3) Incentive stock option with a term of 10 years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option becomes exercisable with respect to one-third of the shares covered thereby in each year in the three-year period beginning one year after the date of grant.

  (4) Incentive stock option with a term of 10 years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option is immediately exercisable with respect to one-half of the shares covered thereby and becomes exercisable with respect to one-sixth of the shares covered thereby in each year in the three-year period beginning one year after the date of grant.

          The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 1998, and outstanding options held at such date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December 31, 1998 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 1998, in accordance with SEC rules.

                                   Table 3

                     Aggregated Option Exercises in Fiscal Year
              Ended December 31, 1998 and Fiscal Year-End Option Values



                       Shares                Number of Securities
                      Acquired               Underlying Unexercised      Value of Unexercised
                         on                  Options at  12/31/98           In-the-Money
                      Exercise                  (No. of Shares)          Options at 12/31/98
                       (No. of    Value    --------------------------  -------------------------
   Name                Shares)   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,       --        --        18,875      168,125           --          --
  Ph.D., D.Sc.

 Robert W. Schnitzius     --        --        10,000       40,000           --          --

 Kenneth M. Yates         --        --        12,000       44,930           --          --

 Christopher S. Record    --        --          --         47,500           --          --

 V. Kirkland Meares       --        --        10,000       45,000           --          --





              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  TEN-YEAR OPTION/SAR REPRICINGS

          The following table sets forth certain information with respect to the cancellation of outstanding options held by and the grant of replacement options to executive officers of the Company in 1998. See "Executive Compensation Report of the Compensation Committee Stock Option Grants." All of the repricings set forth in the table below were pursuant to the Company's option exchange offer in 1998. Other than those set forth in the table and discussion below, the Company has not repriced any options held by any of the Company's executive officers during the last ten years.

                                                                                      Length of
                                          Market Price     Exercise                   Original
                             Number of    of Stock at      Price At                  Option Term
                              Options/      Time of         Time of                  Remaining
                                SARs      Repricing or   Repricing or     New        at Date of
                            Repriced or    Amendment       Amendment    Exercise    Repricing or
       Name         Date    Amended (#)       ($)            ($)        Price ($)     Amendment
       ----         ----    -----------    ---------       --------     --------      ---------
Luiz F. Cerqueira 01/30/98       1,400        4.8125        12.7500     5.2500     6 yrs, 195 days
(1)               01/30/98       3,750        4.8125        11.1250     5.2500     5 yrs, 360 days
                  01/30/98      15,000        4.8125        27.0000     5.2500     6 yrs, 308 days
                  01/30/98      15,000        4.8125         7.5000     5.2500     9 yrs, 111 days

Robert Fildes (2) 05/14/98       2,500        5.2500        10.6250     5.2500         (3)
                  05/14/98       2,500        5.2500        18.0000     5.2500       347 days
                  05/14/98       2,500        5.2500        47.7500     5.2500     2 yrs, 8 days
                  05/14/98       2,500        5.2500         7.5000     5.2500     3 yrs, 7 days

V. Kirkland       01/30/98      30,000        4.8125        24.5000     5.2500     8 yrs, 67 days
Meares (4)        01/30/98      15,000        4.8125         7.5000     5.2500     9 yrs, 151 days

Carlton E. Turner 01/30/98       8,125        4.8125         9.8750     4.8125     6 yrs, 260 days
                  01/30/98      20,000        4.8125        11.1250     4.8125     6 yrs, 360 days
                  01/30/98      30,000        4.8125        16.5630     4.8125     7 yrs, 132 days
                  01/30/98      40,000        4.8125        28.7500     4.8125     8 yrs, 132 days
                  01/30/98      40,000        4.8125         7.5000     4.8125     9 yrs, 111 days

Christopher S.    01/30/98      15,000        4.8125        11.5000     5.2500     6 yrs, 87 days
Record (5)        01/30/98       7,500        4.8125        11.1250     5.2500     6 yrs, 360 days
                  01/30/98      15,000        4.8125        27.0000     5.2500     6 yrs, 308 days
                  01/30/98      10,000        4.8125         7.5000     5.2500     9 yrs, 111 days

Robert W.         01/30/98      30,000        4.8125         5.3125     4.8125     8 yrs, 290 days
Schnitzius

Kenneth M. Yates  01/30/98         780        4.8125          20.1250     4.8125   3 yrs, 359 days
(6)               01/30/98         650        4.8125          10.2500     4.8125   4 yrs, 357 days
                  01/30/98       1,500        4.8125          12.7500     4.8125   5 yrs, 350 days
                  01/30/98       3,500        4.8125          11.1250     4.8125   6 yrs, 343 days
                  01/30/98       7,500        4.8125          27.0000     4.8125   7 yrs, 311 days
                  01/30/98       6,000        4.8125           7.5000     4.8125   8 yrs, 360 days
                  01/30/98       5,000        4.8125           7.5000     4.8125   9 yrs, 114 days
                  01/30/98      20,000        4.8125           5.7500     4.8125   9 yrs, 233 days

  (1) Mr. Cerqueira resigned as an executive officer of the Company effective May 31, 1998

  (2) Dr. Fildes has served, on an independent contractor basis, as the Company's interim Executive Vice President, Research and Development since October 1, 1997.

  (3) Options covering these shares were surrendered for replacement prior to the scheduled expiration date of April 28, 1998. The grant of replacement options was subject to shareholder approval, which was received on May 14, 1998.

  (4) Mr. Meares resigned as an executive officer of the Company effective December 31, 1998.

  (5) Mr. Record resigned as an executive officer of the Company effective April 30, 1998, but continued in the employ of the Company until February 14, 1999.

  (6) Dr. Yates was not an executive officer of the Company at the time of repricing.

       The above table does not contain information with respect to David G. Shand, M.D., Ph.D., who retired as an officer and employee of the Company effective September 30, 1997 and entered into an agreement with the Company under which he performs consulting services for the Company on a part-time basis. In connection with his retirement and the new consulting agreement, he was allowed to surrender options to purchase 20,000 shares of Common Stock at $12.50 per share expiring January 16, 2005; 10,000 shares at $35.25 per share expiring August 17, 2005; 7,500 shares at $28.75 per share expiring June 12, 2006; and 15,000 shares at $7.50 expiring May 22, 2007 in exchange for new nonqualified stock options granted to him as a consultant on October 1, 1997 to purchase (i) 10,000 shares at $12.50 per share during a term expiring September 30, 2000, and
  (ii) 42,500 shares at $6.00 per share (the closing price of the Common Stock on Nasdaq on the date of grant) during a term expiring September 30, 2007.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

  PERFORMANCE GRAPH

       The following graph sets forth the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market U.S. Index and a Company-constructed peer group for the years indicated as required by SEC rules. The information reflected in the peer group index was provided to the Company by Research Holdings, Ltd. of San Francisco, California, and such index comprises 36 companies that conduct business in the pharmaceutical industry and whose stock is traded on a stock exchange or on the Nasdaq National Market.


                      [ PERFORMANCE GRAPH APPEARS HERE ]


                                    Cumulative Total Return(1)
                         11/93   11/94    11/95    12/96   12/97     12/98
                         -------------------------------------------------
   Carrington
    Laboratories, Inc.    100       71     256       64       36       18

   Peer Group(2)          100     113      177      220     338       500

   Nasdaq Stock -
    Market U.S.           100     100      142      175     214       301


  (1) Total return assuming reinvestment of dividends. Assumes $100 invested on November 30, 1993 in the Company's Common Stock, the Nasdaq Stock Market U.S. Index and a Company-constructed peer group. During 1995, the Company changed its fiscal year end from November 30 to December 31. Thus, the total return for fiscal year 1995 includes the thirteen-month period from December 1, 1994 through December 31, 1995.

  (2) The peer group index comprises the following companies: the Company, Ivax Corporation, Alza Corporation, Abbott Laboratories, Carter-Wallace, Inc., Pfizer Inc., Schering-Plough Corporation, American Home Products Corp., Eli Lilly and Company, Warner-Lambert Company, Johnson & Johnson, Merck & Co. Inc., Elan Corporation, PLC, Bristol-Myers Squibb Company, Forest Laboratories, Inc., Alpharma Inc., Mylan Laboratories Inc., Glaxo Wellcome PLC, Natural Alternatives International, Polydex Pharmaceuticals Ltd., United Guardian Inc., Medeva PLC, Allou Health & Beauty Care, Inc., Novo Nordisk A/S, Pharmaceutical
          Resources Incorporated, Barr Laboratories Inc., Bergen Brunswig Corporation, Escagenetics Corporation, McKesson Corporation, Allergan, Inc., Genentech, Inc., Columbia Laboratories Inc., Moore Medical Corp., Medco Research Inc., KV Pharmaceutical Company and ICN Pharmaceuticals, Inc. One company that was included in the 1997 peer group index is not included in the 1998 peer group index because it was acquired by another company.

  Compensation of Directors

          Until October 1997, the Company paid each outside director $500 for each Board meeting that he attended, unless the meeting lasted more than one day, in which case the Company paid each outside director $1,000 for each additional day of attendance. The Company also paid $500 and reasonable travel expenses to each outside director who did not live in the Dallas, Texas area for each Board meeting that he attended in person. Each outside director who was a member of the Executive Committee or the Audit Committee received $500 for each meeting of such committee that he attended. If the committee meeting was not held on the same day as a Board meeting, the Company also paid $500 and reasonable travel expenses to each outside director/committee member who did not live in the Dallas, Texas area for each committee meeting that he attended in person. Members of the Compensation and Stock Option Committee received no compensation for attending meetings of that committee.

          In October 1997, the Company's director compensation policy was changed to pay each outside director a quarterly retainer of $1,500 and $1,500 for each Board meeting that he attends, unless the meeting lasts more than one day, in which case the Company pays each outside director $1,500 for each additional day of attendance. The Company also reimburses reasonable travel expenses to each outside director who does not live in the Dallas, Texas area for each Board meeting that he attends in person. Each outside director who is a member of the Executive Committee receives $1,500 for each meeting that he attends. The Company pays each outside director who is a member of the Compensation and Stock Option or Audit Committee $1,000 for each meeting that he attends, unless the meeting is held on the same day as a Board meeting, in which case the Company pays $500. Reasonable travel expenses are reimbursed to each outside director/committee member who does not live in the Dallas, Texas area for each committee meeting that he attends in person.

          In 1998 the Compensation and Stock Option and of the Company's Board of Directors authorized the grant of certain stock options to the outside directors, subject to the consent of the shareholders at the annual meeting to certain amendments to the Company's 1995 Stock Option Plan. The shareholders of the Company approved the amendments at the annual meeting, and the following options to purchase shares of the Company's Common Stock at a price of $5.25 per share were granted to the six outside directors on May 14, 1998: (i) options for an aggregate of 52,500 shares issued in exchange for old options for the same aggregate number of shares, which old options were surrendered by the outside directors in connection with an option exchange offer that the Company also made to its employees; (ii) options for an aggregate of 15,000 shares (2,500 for each outside director), for which no old options were surrendered; and (iii) an option for 32,600 shares granted to Thomas J. Marquez to replace two options that had previously terminated due to his ceasing to be an employee-director and becoming an outside director. All of such options have a four-year term from their date of grant and are exercisable in whole or in part at any time from their date of grant until the expiration of their four-year term.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          In March 1998, V. Kirkland Meares filed an amendment to his initial Form 3 report, which he had filed in 1996 to correct an inadvertent failure to report his ownership of some shares of Common Stock that he owned when he became an executive officer of the Company.

                             CERTAIN TRANSACTIONS

          V. Kirkland Meares served as Vice President, Sales and Marketing of the Company from April 1996 until December 31, 1998. Prior to his employment by the Company, he had been an independent manufacturer's representative for the Company since 1984, and during 1998 he continued to own and operate that business, a sole proprietorship known as Meares Medical Sales Associates ("MMSA"). During 1998, most of the selling activities of MMSA were performed by other individuals. The relationship between the Company and MMSA is governed by an Independent Sales Representative Agreement dated June 1, 1998, which has a term expiring two years after June 1, 1998. The agreement designates the states of Alabama and Georgia, portions of Northern Florida and Tennessee and, effective as of January 1, 1999 pursuant to an amendment, also the states of Arkansas, Texas, Louisiana, Oklahoma, Mississippi and the remainder of Tennessee as the areas for which MMSA is responsible. The term of the agreement expires two years after June 1, 1998. The Company pays MMSA a commission equal to 20% of the sales it generates, which is the standard commission that the Company pays to other manufacturer's representatives. During 1998, the Company paid MMSA commissions totaling approximately $283,210.

                             SHAREHOLDER PROPOSALS

          The 2000 annual meeting of the shareholders of the Company is tentatively scheduled to be held on May 18, 2000. Shareholder proposals intended to be included in the Company's proxy statement for the 2000 annual meeting must be received by the Company no later than December 17, 1999, in accordance with Rule 14a-8 under the Exchange Act.

          With respect to shareholder proposals which are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting; and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.

                                 ANNUAL REPORT

          The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 1998 Annual Report. Additional copies of the 1998 Annual Report may be obtained without charge upon written request to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.

                                 MISCELLANEOUS

          The  accompanying  proxy is being solicited on behalf of the Board
  of  Directors  of  the  Company.    The expense of preparing, printing and
  mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the
  mails,   proxies  may  be  solicited  by  personal  interview,  telephone, telefacsimile and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Additionally, the Company has retained Beacon Hill Partners, Inc. to assist in the solicitation of proxies, at a cost not to exceed $3,500 plus
  reasonable  out-of-pocket  expenses.    Arrangements may also be made with
  brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.


                                         By order of the Board of Directors


                                         George DeMott
                                         Chairman of the Board

  Irving, Texas
  April 16, 1999


          A copy of the Company's Form 10-K Annual Report for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, is available without charge to each person whose proxy is solicited hereby upon written request directed to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.

                         CARRINGTON LABORATORIES, INC.
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 1999


       The undersigned hereby appoints Carlton E. Turner, Ph.D., D.Sc., and

  Robert  W.  Schnitzius  as  proxies,  each  with the power to appoint his substitute,  and  hereby  authorizes  them  to  represent and to vote, as designated  on  the  reverse  hereof,  all  the shares of common stock of

  Carrington  Laboratories,  Inc.  (the  "Company")  held  of record by the undersigned  on  April  2, 1999, at the Annual Meeting of Shareholders of

  the  Company  to be held on May 20, 1999, at 8:30 a.m. local time, at the

  Las  Colinas  Country  Club, 4900 North O'Connor Boulevard, Irving, Texas

  75062,  and  at  any  adjournment(s)  thereof.   Receipt of the Notice of

  Annual  Meeting  of  Shareholders  and  the Proxy Statement in connection therewith  and  of  the  Company's  1998 Annual Report to Shareholders is

  hereby acknowledged.



                 (Continued and to be Signed on Reverse Side)

  1.  ELECTION OF DIRECTOR.                                  Nominee:
      [ ] FOR nominee listed       [ ] WITHHOLD AUTHORITY    R. Dale Bowerman
          at right (except as          to vote for nominee
          marked to contrary below)    listed at right

       INSTRUCTION:   (To withhold authority to vote the nominee, write the
                      nominee's name on the line below.)

       --------------------------------------------------------------------

  2. Approval of the appointment of Ernst & Young LLP as independent public accountants for the Company for the fiscal year ending December 31, 1999.

       [ ]  FOR     [ ]  AGAINST      [ ]  ABSTAIN

  3. In their discretion, the proxies are authorized to vote with respect to any other matter which may properly come before the meeting or any adjournment(s) thereof.


   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, APPROVAL OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

   PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

   The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such common stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


  Dated: _______________, 1999   _________________________________________
                                 Signature(s)*

                                 _________________________________________
                                 Signature if held jointly


  * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. For joint accounts, each joint owner must sign.